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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11 OR §240.14a-12

COGENT COMMUNICATIONS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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1015 31st Street, NW
Washington, D.C. 20007
(202) 295-4200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON April 17, 2014

        The Annual Meeting of Stockholders of Cogent Communications Group, Inc., a Delaware corporation (the "Company"), will be held on April 17, 2014, at 9:00 a.m., local time, at the Company's offices at 1015 31st Street, NW, Washington, D.C. 20007, for the following purposes:

  1.
  To elect six directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or appointed.

  2.
  To vote on the ratification of the selection by the Audit Committee of Ernst & Young LLP as the independent registered public accountants for the Company for the fiscal year ending December 31, 2014.

  3.
  To vote on an increase of 1.2 million shares in the number of shares available for issuance under the Amended and Restated 2004 Incentive Award Plan.

  4.
  To hold a non-binding advisory vote to approve the compensation of Company's named executive officers.

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing matters are described in more detail in the enclosed Proxy Statement.

        The Board of Directors has fixed February 21, 2014 as the record date for determining stockholders entitled to vote at the Annual Meeting of Stockholders.

        The Company's Proxy Statement is attached hereto. Financial and other information about the Company is contained in the enclosed 2013 Annual Report to Stockholders for the fiscal year ended December 31, 2013.

        You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company, Attention: Ried Zulager; by delivering a duly executed proxy bearing a later date to the Company; or by attending the Annual Meeting and voting in person.

By Order of the Board of Directors,

Ried Zulager, Secretary

Washington, D.C.
March 4, 2014

COGENT COMMUNICATIONS GROUP, INC.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held at 9:00 a.m., April 17, 2014

        The proxy statement and annual report to stockholders (Form 10-K) are available at: http://www.cogentco.com/en/about-cogent/investor-relations/reports.

        The materials available at the website are the proxy statement and annual report to stockholders (Form 10-K).

        The annual stockholder meeting will be held at 9:00 a.m. on April 17, 2014 at Cogent's offices at 1015 31st Street, NW, Washington, D.C. 20007. The matters to be covered are noted below:

  1.
  Election of directors;

  2.
  Ratification of appointment of Ernst & Young LLP as independent registered public accountants for the fiscal year ending December 31, 2014;

  3.
  To vote on an increase of 1.2 million shares in the number of shares available for issuance under the Amended and Restated 2004 Incentive Award Plan.

  4.
  Non-binding advisory vote to approve the compensation of Company's named executive officers;

  5.
  Other matters as may properly come before the meeting.

        The Board of Directors of Cogent recommends voting FOR Proposal 1—Election of Directors, FOR Proposal 2—Ratification of Appointment of Ernst & Young LLP as independent registered public accountants for the fiscal year ending December 31, 2014, FOR Proposal 3—An increase of 1.2 million shares in the number of shares available under the Amended and Restated 2004 Incentive Award Plan, and FOR Proposal 4—Non-binding Approval of Executive Compensation.

        You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company, Attention: Ried Zulager; by delivering a duly executed proxy bearing a later date to the Company; or by attending the Annual Meeting and voting in person.

1015 31st Street, NW
Washington, D.C. 20007
(202) 295-4200

PROXY STATEMENT

        The Board of Directors of Cogent Communications Group, Inc. (the "Company"), a Delaware corporation, is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 17, 2014, at 9:00 a.m., local time, at the Company's offices at 1015 31st Street, NW, Washington, D.C. 20007, and any adjournment or postponement thereof. This Proxy Statement, the accompanying proxy card and the Company's 2013 Annual Report to Stockholders are first being mailed to stockholders on or about March 7, 2014.

VOTING SECURITIES

Voting Rights and Outstanding Shares

        Only stockholders of record on the books of the Company as of 5:00 p.m., February 21, 2014 (the "Record Date"), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the outstanding voting securities of the Company consisted of 47,347,511 shares of common stock, par value $0.001 per share.

        Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, our Bylaws provide that a quorum consists of a majority of the shares issued and outstanding and entitled to vote, the holders of which are present in person or represented by proxy. Broker non-votes (which occur when a brokerage firm has not received voting instructions from the beneficial owner on a non-routine matter, as defined under applicable rules and as discussed in greater detail below) and abstentions are counted for purposes of determining whether a quorum is present.

        Except in very limited circumstances, the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Company's Bylaws for approval of proposals presented to stockholders, including Proposals 1, 2, 3 and 4.

  Proxies

        The shares represented by the proxies received, properly dated and executed and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

  •
  delivering written notice of revocation to the Company, Attention: Ried Zulager;

  •
  delivering a duly executed proxy bearing a later date to the Company; or

  •
  attending the Annual Meeting and voting in person.

        Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted "FOR" the election of directors, "FOR" the ratification of the selection by the Audit Committee of Ernst & Young LLP as independent registered public accountants, "FOR" the approval of the increase of 1.2 million shares in the number of shares available under the Amended and Restated 2004 Incentive Award Plan, and "FOR" the non-binding approval of the compensation of the Company's named executive officers.

        Proposals 1, 3, and 4 are matters considered non-routine under applicable rules. A broker or other nominee cannot vote on these non-routine matters without specific voting instructions and therefore there may be broker non-votes on Proposals 1, 3, and 4.

        Proposal 2 is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters without specific voting instructions, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

        Broker non-votes will not be deemed to have voting power and thus will have no effect on voting. However, abstentions will be treated as present and having voting power, and accordingly will have the effect of a negative vote for purposes of determining the approval of Proposals 1, 2, 3, and 4.

        The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

        The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or email.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Six directors are to be elected at the Annual Meeting to serve until their respective successors are elected and qualified. Nominees for election to the Board of Directors shall be approved by a majority of the votes cast by holders of our common stock present in person or by proxy at the Annual Meeting, each share being entitled to one vote.

        In the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

        Set forth below is certain information concerning the six directors of the Company nominated to be elected at the Annual Meeting:

        Dave Schaeffer, age 57, founded our Company in August 1999 and is our Chairman of the Board of Directors, Chief Executive Officer and President. Prior to founding the Company, Mr. Schaeffer was the founder of Pathnet, Inc., a broadband telecommunications provider, where he served as Chief Executive Officer from 1995 until 1997 and as Chairman from 1997 until 1999. Mr. Schaeffer has been a director since 1999. Mr. Schaeffer serves as both Chairman and CEO because he is the founder of the Company and has successfully led the Company and the board since the Company was founded. For this reason he has been nominated to continue serving on the Board.

        Steven D. Brooks, age 62, has served on our Board of Directors since October 2003. Mr. Brooks is a private investor. He was Managing Partner of BCP Capital Management from 1999 to 2009. From 1997 until 1999, Mr. Brooks headed the technology industry mergers and acquisition practice at Donaldson, Lufkin & Jenrette. Previously, Mr. Brooks held a variety of positions in the investment banking and private equity fields, including: Head of Global Technology Banking at Union Bank of Switzerland, Managing Partner of Corporate Finance at Robertson Stephens, founder and Managing Partner of West Coast technology investment banking at Alex Brown & Sons, and Principal at Rainwater, Inc., a private equity firm in Fort Worth, Texas. Mr. Brooks has been nominated to continue serving on the Board because of his extensive experience with firms such as Cogent and with public market activities of such companies. Having been involved with the Company since its early days he also brings extensive historical perspective to the Board.

        Timothy Weingarten, age 38, has served on our Board of Directors since October 2003. Mr. Weingarten is currently the co-founder & CEO of ShopTAP Inc. Prior to founding ShopTAP Inc., he was the Chairman and CEO of Visage Mobile. He is also a former General Partner of Worldview Technology Partners—an early stage venture capital fund with over $1 billion under management. From 1996 to 2000, Mr. Weingarten was a member of the telecom equipment research group at Robertson Stephens and Company. Mr. Weingarten is also a member of the board of directors of ShopTAP Inc. and Ooma, Inc., both privately held companies. Mr. Weingarten has been nominated to continue serving on the Board because of his extensive knowledge of the U.S. venture capital backed companies making use of the Internet. The Board values this insight since Cogent's future growth depends to a great extent on the uses made of the Internet.

        Richard T. Liebhaber, age 78, has served on our Board of Directors since March 2006. Mr. Liebhaber was with IBM from 1954 to 1985, where he held a variety of positions. Subsequently, he served as executive vice president and member of the management committee at MCI Communications, and served on the board of directors of MCI from 1992 to 1995. From 1995 to 2001, Mr. Liebhaber served as managing director at Veronis, Suhler & Associates, a New York media merchant banking firm. Mr. Liebhaber has been nominated to continue serving on the Board because of his extensive operational experience with telecommunications companies.

        D. Blake Bath, age 51, has served on our Board of Directors since November 2006. He is the Chief Executive Officer of Bay Bridge Capital Management, LLC, an investment firm in Bethesda, MD. From 1996 until 2006, Mr. Bath was Managing Director at Lehman Brothers and, as a senior equity research analyst for Lehman Brothers, was Lehman's lead analyst covering wireline and wireless telecommunications services. Prior to joining Lehman Brothers he was the primary telecommunications analyst at Sanford C. Bernstein from 1992 to 1996. From 1989 to 1992 he was an analyst in the Strategic Planning and Corporate Finance organizations at MCI Communications. Mr. Bath has been nominated to continue serving on the Board because of his wide experience with the telecommunications industry which allows him to contribute a broad perspective to discussions about the Company's future activities and its place in the current competitive landscape.

        Marc Montagner, age 52, has served on our Board of Directors since April 2010. He is currently Chief Financial Officer at LightSquared. He had been Executive Vice President of Strategy, Development and Distribution at LightSquared previously. On May 14, 2012, LightSquared filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining LightSquared in February of 2009, Mr. Montagner was Managing Director and Co-Head of the Global Telecom, Media and Technology Merger and Acquisition Group at Banc of America Securities. Until August of 2006, he was Senior Vice President, Corporate Development and M&A with the Sprint Nextel Corporation. Prior to this, Mr. Montagner had the same responsibilities with Nextel Communications. Prior to 2002, Mr. Montagner was a Managing Director in the Media and Telecom Group at Morgan Stanley. Prior to joining Morgan Stanley, Mr. Montagner worked for France Télécom in New York where he was Head of Corporate Development for North America. Mr. Montagner has been nominated to the Board due to his extensive experience in the telecommunications industry, specifically with respect to operational, financial and strategic matters.

        Unless marked otherwise, proxies received will be voted "FOR" the election of each of the nominees named above.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the election of all nominees named above.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board has appointed Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2014. Services provided to the Company and its subsidiaries by Ernst & Young LLP in fiscal years 2012 and 2013 are described under "Relationship with Independent Registered Public Accountants—Fees and Services of Ernst & Young LLP," below.

        We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.

        Representatives of Ernst & Young LLP will be available by telephone at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

        The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for ratification. The Board recommends that stockholders vote "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for fiscal year 2014. Unless marked otherwise, proxies received will be voted "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for 2014.

        In the event stockholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee and the Board. The Company believes that neither the Audit Committee nor the Board is obliged to make any such reconsideration under Delaware law, the rules of the stock exchange on which it is listed, or the rules promulgated by the Securities and Exchange Commission that frame certain specific obligations of the members of all public company audit committees with respect to the selection of independent registered public accountants. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for 2014.

PROPOSAL NO. 3
APPROVAL OF AN INCREASE OF 1.2 MILLION SHARES IN THE NUMBER OF SHARES
AVAILABLE UNDER THE AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN

        On December 5, 2013, the Board of Directors approved, subject to stockholder approval, an increase in the number of shares available for grant under the Amended and Restated 2004 Incentive Award Plan of 1.2 million (1,200,000) shares. As of December 31, 2013, there were only 46,454 shares remaining available for issuance under the Amended and Restated 2004 Incentive Award Plan. As noted in the Compensation Discussion & Analysis below, we use equity compensation as an integral part of our compensation program by linking the personal interests of our employees and directors to the Company's success. Without this share increase the Company will be limited in its ability and to attract, motivate and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership.

Burn Rate

        The "burn rate" at which the Company has awarded stock and options to employees, including the named executive officers, in the last three years is set out below. The "burn rate" is the sum of stock and option awards granted divided by the number of weighted average common shares used in our basic earnings per share calculation.

(shares in thousands)	2013	2012	2011	TOTAL	AVERAGE
Options granted	58	61	47	166	55
Shares granted	176	1,338	246	1,760	587

TOTAL	234	1,399	293	1,926	642

Weighted average shares—basic EPS	46,287

Burn rate—1 year	0.51%

Burn rate—3 year average	1.39%

        The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for ratification. If this Proposal 3 is not approved by our stockholders, the 1,200,000 shares will not be added to those that remain available under the plan.

        The principal features of the Amended and Restated 2004 Incentive Award Plan are summarized below. The summary below is qualified by reference to the full text of the Amended and Restated 2004 Incentive Award Plan which is included as Appendix A to this Proxy Statement.

Summary of the 2004 Incentive Award Plan

        General.    In 2013 the stockholders re-approved the Amended and Restated 2004 Incentive Award Plan. The purpose of the plan is to promote the success of the business and enhance the Company's value by linking the personal interests of employees, consultants and directors to its success and by providing these individuals with an incentive for outstanding performance. The plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalent rights, performance-based awards, deferred stock, stock payments and other stock-based awards (collectively, the "Awards").

        Shares Subject to the Amended and Restated 2004 Incentive Award Plan.    The aggregate number of shares of our common stock that are available for issuance under the Amended and Restated 2004 Incentive Award Plan are those that are approved by stockholders from time to time. Stockholders last approved a total of 1,480,040 shares for issuance under the Amended and Restated 2004 Incentive Award Plan in 2012. As of December 31, 2013 only 46,454 shares remained available for issuance thereunder. No more than 769,230 shares of our common stock may be granted to any one participant in any twelve month period.

        If any shares subject to an Award under the plan terminate, expire or lapse for any reason without the delivery of shares, then the shares subject to such Award will be available for grant under the plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to an Award will be available for future grants under the plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of an entity acquired by the Company or any of its subsidiaries will not be counted against the shares available for grant under the plan. The payment of dividend equivalents in connection with any outstanding Awards will not count against the shares available for issuance under the plan.

        On February 21, 2014 the closing price of a share of our common stock as reported by the NASDAQ Global Select Market was $40.23.

        Administration.    Our Board of Directors administers the Amended and Restated 2004 Incentive Award Plan, unless and until the Board of Directors delegates administration of the plan to a committee, subject to the limitations set forth in the plan (the "Administrator"). The CEO has been delegated authority, subject to limits, to make grants to employees other than executive officers.

        The Administrator is authorized to determine the individuals who will receive Awards (the "participants"), the terms and conditions of such Awards, the types of Awards to be granted, the number of shares to be subject to each Award, the price of the Awards granted, any reload provisions, payment terms and payment methods applicable to each Award. The Administrator is also authorized to establish, adopt or revise rules relating to the administration of the Amended and Restated 2004 Incentive Award Plan. The Administrator may delegate its authority to grant or amend Awards with respect to participants other than senior executive officers subject to Section 16 of the Exchange Act, employees covered by Section 162(m) of the Internal Revenue Code or the officers to whom the authority to grant or amend Awards has been delegated.

        Eligibility.    Awards may be granted to individuals who are then employees, consultants or independent directors of our company or one of our subsidiaries, unless otherwise indicated. As of February 1, 2014, we had 707 employees and six directors, five of whom were independent directors.

        Awards.    Each Award is set forth in a separate Award agreement with the person receiving the Award. The Award agreement indicates the type, terms and conditions of the Award.

  •
  Nonqualified Stock Options.  Nonqualified stock options provide for the right to purchase shares of our common stock at a specified price, which may not be less than the market price of our common stock on the date of grant of the option. Nonqualified stock options may be granted for any term specified in the applicable Award agreement that does not exceed ten years and usually become exercisable in one or more installments after the grant date, subject to vesting conditions which may include continued employment or service with us, satisfaction of performance targets and/or other conditions. The option exercise price may be paid in: (i) cash; (ii) a promissory note bearing interest at no less than such rate that will preclude the imputation of interest under the Internal Revenue Code; (iii) shares of our common stock held for longer than six months (iv) a broker assisted cash-less exercise or (v) other property acceptable to the Administrator.

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  Incentive Stock Options.  Incentive stock options are designed in a manner intended to comply with the provisions of Section 422 of the Internal Revenue Code, and are subject to specified restrictions contained in the Internal Revenue Code. Incentive stock options have an exercise price of not less than 100% of the fair market value of the underlying share on the date of grant (or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock ("10% stockholders"), then such exercise price may not be less than 110% of the fair market value of our common stock on the date of grant). Only employees are eligible to receive incentive stock options, and incentive stock options may not have a term of more than ten years (or five years in the case of incentive stock options granted to 10% stockholders). Vesting conditions may apply to incentive stock options as determined by the Administrator and may include continued employment with us, satisfaction of performance targets and/or other conditions.

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  Restricted Stock.  Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the Administrator. Typically, restricted stock may be forfeited for no consideration or repurchased by us if the conditions or restrictions on vesting are not met, and may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to the time when the restrictions lapse.

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  Restricted Stock Units.  Restricted stock units may be awarded to any eligible individual, typically without payment of consideration or for a nominal purchase price, but typically subject to vesting conditions including continued employment or pre-established performance targets. Shares of common stock underlying restricted stock units are not issued until the restricted stock units have vested. Recipients of restricted stock units will have no voting or dividend rights with respect to the underlying shares prior to the time when the shares are issued.

  •
  Stock Appreciation Rights.  Stock appreciation rights typically will provide for payments to the holder based upon increases in the price of our common stock over the base price of the stock appreciation rights. Similar to nonqualified stock options, stock appreciation rights typically become exercisable in one or more installments after the grant date, subject to vesting conditions which may include continued employment or service with us, satisfaction of performance targets and/or other conditions. The Administrator may elect to pay stock appreciation rights in cash, in common stock or in a combination of both.

  •
  Dividend Equivalents.  Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by an Award. Dividend equivalents may be settled in cash or shares and at such times as determined by the Administrator, subject to certain restrictions set forth in the Amended and Restated 2004 Incentive Award Plan.

  •
  Performance Awards—Performance awards are denominated in cash or shares of our common stock and are linked to satisfaction of performance targets established by the Administrator. If the Administrator determines that the Award is intended to meet the requirements of "qualified performance based compensation" and therefore be deductible under Section 162(m) of the Internal Revenue Code, then the performance targets upon which the Award will be based shall be with reference to any one or more of the following:

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  net earnings (either before or after interest, taxes, depreciation and amortization),

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  economic value-added (as determined by the Administrator),

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  sales or revenue,

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  net income (before or after taxes),

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  operating earnings,

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  cash flow (including, but not limited to, operating cash flow and free cash flow),

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  return on capital,

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  return on net assets,

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  return on stockholders' equity,

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  return on assets,

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  stockholder return,

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  return on sales,

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  gross or net profit margin,

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  productivity,

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  expense margins,

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  operating efficiency,

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  customer satisfaction,

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    working capital,

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    earnings per share,

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    price per share of common stock, and

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    market share,

  any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

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  Stock Payments—Participants may receive stock payments in the manner determined by the Administrator from time to time. Such Awards may be based upon the achievement of specific performance targets determined by the Administrator on the date the stock payment is made or anytime thereafter.

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  Deferred Stock—Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance targets. Like restricted stock, deferred stock may not be sold, or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock also will have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

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  Other Awards.  Other performance share awards, performance stock unit awards and stock-based awards may be granted under the Amended and Restated 2004 Incentive Award Plan. The right to vest in these awards generally will be based upon achievement of specific performance targets and these awards may generally be paid in cash or in common stock or in a combination of both.

        Limitations on Terms of Grants.    Absent approval of the stockholders, no option may be amended to reduce the per share exercise price of shares subject to such option below the per share exercise price as of the date the option is granted, and except as permitted by the Amended and Restated 2004 Incentive Award Plan with respect to changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price, nor may an option be exchanged for restricted stock. Restricted Stock, that does not vest on the basis of meeting performance targets shall not vest at a rate that would cause the following vesting schedule to be exceeded: no vesting prior to the first anniversary of the grant; no more than 1/3 vested on the first anniversary of the grant; no more than 2/3 vested on the second anniversary of the grant; and full vesting not occurring prior to the end of the third year.

        Certain Transactions.    In the event of certain transactions and events affecting our common stock or the share price of our common stock, such as stock dividends, stock splits, mergers, acquisitions, spin-offs, recapitalizations, consolidations and other corporate transactions, or changes in applicable law, the Administrator has broad discretion to make proportionate adjustments to reflect changes with respect to: (i) the terms and conditions of any outstanding Awards, (ii) the aggregate number and type of shares subject to the Amended and Restated 2004 Incentive Award Plan and (iii) the grant and exercise price per share for any outstanding Awards granted pursuant to the Amended and Restated 2004 Incentive Award Plan, to prevent the dilution or enlargement of intended benefits and/or facilitate such transactions or events or give effect to such changes in applicable law. In the event of a change in control where the acquirer does not assume or replace Awards granted under the Amended and Restated 2004 Incentive Award Plan, such Awards will be subject to accelerated vesting so that 100% of such Awards will become vested and exercisable or payable and all forfeiture restrictions will lapse, as applicable. Award agreements may also provide for accelerated vesting or payment, as applicable, upon certain events.

        Awards Not Transferable.    Generally the Awards may not be assigned, transferred or otherwise disposed other than by will or by laws of descent and distribution. The Administrator may allow Awards other than incentive stock options to be transferred for estate or tax planning purposes to members of the holder's family, charitable institutions or trusts for the benefit of family members.

        Amendment and Termination of the Amended and Restated 2004 Incentive Award Plan.    The Administrator may terminate, amend or modify the plan. However, stockholder approval of any amendment to the plan will be obtained (i) to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (ii) for any amendment to the plan that increases the number of shares available under the plan (other than any adjustment as provided by the plan with respect to changes in capital structure), or (iii) for any amendment to the plan that permits the Administrator to extend the exercise period of an option beyond ten years from the date of grant. Absent approval of the stockholders, no option may be amended to reduce the per share exercise price of shares subject to such option below the per share exercise price as of the date the option is granted, and except as permitted by the plan with respect to changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price, nor may an option be exchanged for restricted stock. If not terminated earlier by the Administrator, the plan expires ten years after the most recent date the plan was approved by our stockholders.

        U.S. Federal Income Tax Consequences.    The tax consequences of the Amended and Restated 2004 Incentive Award Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the plan, and is intended for general information only. Non-U.S., state, and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

        Nonqualified Stock Options.    For federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash, shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

        Incentive Stock Options.    An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

        Stock Appreciation Rights.    No taxable income is generally recognized upon the receipt of a stock appreciation right. Upon exercise of a stock appreciation right, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

        Restricted Stock.    A participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Internal Revenue Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares on the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Internal Revenue Code, then the participant generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares on that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

        Restricted Stock Unit.    A participant will generally not recognize taxable income upon the grant of a restricted stock unit. However, when the shares are delivered to the participant, the value of such shares at that time will be taxable to the participant as ordinary income. Generally the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

        Deferred Stock.    A participant will generally not recognize taxable income upon the grant of deferred stock. However, when the shares are delivered to the participant, the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

        Stock Payments.    A participant will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Plan and generally the Company will be entitled to a corresponding deduction.

        Performance Awards.    A participant who has been granted a performance award (either performance unit or stock) generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the Participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Section 162(m) Limitation.    In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m) of the Internal Revenue Code, the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the 2004 Incentive Award Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Restricted stock, restricted stock units and performance unit/share Awards granted under the Amended and Restated 2004 Incentive Award Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code if such awards are granted or vest upon pre-established objective performance measures based on the performance goals described above under the section entitled "Performance Awards," and the other technical requirements for granting such Awards are met at the time the performance based awards are granted.

New Plan Benefits

        The future benefits or amounts that will be received by or allocated are not determinable. Future benefits or amounts to be received by or allocated will be determined by future action of the Compensation Committee and the Board of Directors.

Equity Compensation Plan

        The following table provides certain information as of December 31, 2013 about our common stock that may be issued under our Amended and Restated 2004 Incentive Award Plan:

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	222,043	$19.36	46,454
Equity compensation plans not approved by security holders	0	0	—

Total	222,043	$19.36	46,454

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the increase of 1.2 million (1,200,000) shares in the number of shares available under the Amended and Restated 2004 Incentive Award Plan.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to approve the following non-binding advisory resolution at the 2014 Annual Meeting of Stockholders:

          RESOLVED that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosure.

        In 2011, the Board of Directors recommended that this advisory resolution to approve named executive officer compensation be conducted annually and stockholders voted in favor of this recommendation by a substantial majority. Accordingly, the Board of Directors has determined that it will hold an advisory resolution to approve named executive officer compensation annually until the next vote to determine the frequency of such an advisory vote. Although the stockholder's vote is advisory and non-binding upon our Board of Directors, our Board will take your vote into consideration when making future decisions regarding executive compensation. However, our Board of Directors and the Compensation Committee will retain full responsibility for determining the final compensation of the executive management of the Company.

        The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval.

        As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Company's executive compensation is designed to attract, reward and retain the executives of our Company in order to achieve our corporate goals and to align the interests of the executives with the long-term interests of our stockholders.

        In 2013 the stockholders did not approve the compensation of the named executive officers. The Board believes that this occurred as a result of recommendations by some organizations that advise stockholders on the votes to be cast at a company's annual meeting, e.g. Institutional Shareholder Services (ISS) which found cause for concern in the size of the restricted stock award to the CEO in 2012, the discretionary nature of the award, and the lack of performance criteria for the stock award. As further discussed in the Compensation Discussion and Analysis section of this Proxy Statement, the Board believes the size of the award in 2012 was reasonable and appropriate for the Company in light of:

  •
  The Company's overall compensation program which focuses on compensation over 2-3 year periods and links a significant portion of our executive's overall compensation to our equity;

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  The 2012 award was intended to reflect the value of two years' worth of grants, which is evidenced by no award of being made in 2013,

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  The 2012 grant vests over more than three years, which acts to retain the executive and aligns the interests of management and the stockholders; and

  •
  The total compensation of other CEOs and other executives at similar companies.

        The Board has determined that given its simple compensation structure and the size of the Company that it is not cost effective to retain consultants to advise it on compensation matters, relying instead on its extensive judgment and experience. The Board believes its overall compensation program is reasonable, effective, and appropriate for the size and nature of the Company.

        The Board urges stockholders to carefully read the "Compensation Discussion and Analysis" section of this Proxy Statement, which describes in more detail our executive compensation philosophy, policies and procedures, as well as the Summary Compensation Table and other related compensation tables and the narrative discussion.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the resolution set forth above thereby approving the compensation of the named executive officers as described in the Compensation Discussion and Analysis and Summary Compensation and related tables set forth in this Proxy Statement.

 THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors met eight times during 2013. Each director, during his term as director, attended at least 75% of the meetings of the Board. Each director, during his term as director, attended at least 75% of the meetings of the committees of the Board of which he was a member. The independent directors met four times. All of the directors attended the annual meeting of stockholders. During 2013, the Board had a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

        Mr. Schaeffer serves as CEO and Chairman of the Board of Directors. He is the founder of the Company and owns approximately 6.78% of the Company's stock. His dual role was established 14 years ago when he founded the Company. The Board believes that at the Company's current stage of growth the Board is best served by a chairman who is involved with the Company on a full-time basis and is therefore able to bring great depth of knowledge about the Company to this role. The Board does not have a designated lead independent director.

        The Board's role in the Company is to provide general oversight of strategy and operations. As part of its oversight of operations it reviews the performance of the Company and the risks involved in the operations of the Company. The Board and the Audit Committee receive regular reports on the status of the Company's internal controls and each has reviewed key operational risks. The Board's risk oversight role has no effect on its leadership structure as all directors other than Mr. Schaeffer are independent directors and therefore have no conflict that might discourage critical review.

  Nominating and Corporate Governance Committee

        We established our Nominating and Corporate Governance Committee in April 2005. During all of 2013 the members of this committee were Messrs. Brooks (Chairman), Montagner and Margalit (until July 26, 2013 when he resigned from the Board), each of whom are independent members of our Board. Our Board has adopted a charter governing the activities of the Nominating and Corporate Governance Committee. The charter of the Nominating and Corporate Governance Committee may be found on the Company's website under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com. Pursuant to its charter, the Nominating and Corporate Governance Committee's tasks include assisting the Board of Directors in identifying individuals qualified to become Board members, recommending to the Board director nominees to fill vacancies in the membership of the Board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting.

        The Nominating and Corporate Governance Committee seeks diversity in the membership of the Board and the Company. It does not have formal objective criteria for determining the amount of diversity needed or present on the Board. Instead it and the Board seek candidates with a range of experience. Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the committee's understood needs of the Board at that time. In addition, the Nominating and Corporate Governance Committee considers whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. Accordingly, the Company seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

        The Nominating and Corporate Governance Committee has the sole authority to retain, compensate, and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates. No such firm has been retained by the Company in the past.

        The Nominating and Corporate Governance Committee considers proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Company has not to date adopted a formal process because it believes that the informal consideration process has been adequate. The committee intends to review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a proposed name for committee consideration, the name of that nominee and related personal information should be forwarded to the Nominating and Corporate Governance Committee, in care of the Secretary, at least three months before the next annual meeting to ensure meaningful consideration by the Nominating and Corporate Governance Committee. See also "Stockholder Proposals" for Bylaw requirements for nominations.

        The Nominating and Corporate Governance Committee had two (2) formal meetings in 2013; all meetings were held in conjunction with a meeting of the full board to accommodate the views of all members of the Board of Directors concerning its membership and constitution.

  Stockholder Communication with Board Members

        Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications that are received by the Secretary for the Board's attention, or summaries thereof, are then forwarded to the Board has served the Board's and the stockholders' needs. In the past several institutional investors communicated with the Board in this fashion. The investor letters were subsequently addressed by direct communications with representatives of the investors and a member of the Board with responsibility for the topics addressed by the investors, and the full Board was apprised of the conversations. Accordingly, the Board considers that an effective and well established traditional means of receiving communications from stockholders currently exists. In view of Securities and Exchange Commission, or SEC, disclosure requirements relating to this issue, the Nominating and Corporate Governance Committee may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website at www.cogentco.com, any communications to the Board should be sent to it in care of the Secretary.

  Code of Conduct

        The Company's Code of Conduct may be found on the Company's website under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com.

  Board Member Attendance at Annual Meetings

        The Company encourages all of its directors to attend the Annual Meeting of Stockholders. All of the directors attended the 2013 Annual Meeting. The Company generally holds a Board meeting coincident with the Annual Meeting to minimize director travel obligations and facilitate their attendance at the Annual Meeting.

  Director Independence

        Nasdaq Marketplace Rules require that a majority of the Board be independent. No director qualifies as independent unless the Board determines that the director has no direct or indirect relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the independence of its members, the Board examined the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each member. The Board's inquiry extended to both direct and indirect relationships with the Company. Based upon both detailed written submissions by its members and discussions regarding the facts and circumstances pertaining to each member, considered in the context of applicable Nasdaq Marketplace Rules, the Board has determined that all of the directors nominated for election, other than Mr. Schaeffer, are independent.

  Audit Committee

        The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During all of 2013 the members of this committee were Messrs. Liebhaber (Chairman), Bath and Montagner, each of whom is independent as the term "independence" is defined in the applicable listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. The Board has determined that each of Messrs. Liebhaber, Bath and Montagner qualifies as a financial expert, as that term is defined in the Exchange Act. The responsibilities of this Audit Committee include:

  •
  the appointment, compensation, retention and oversight of our independent registered public accountants;

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  reviewing with our independent registered public accountants the plans and results of the audit engagement;

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  pre-approving professional services provided by our independent registered public accountants;

  •
  reviewing our critical accounting policies, our Annual and Quarterly reports on Forms 10-K and 10-Q, and our earnings releases;

  •
  reviewing the independence of our independent registered public accountants; and

  •
  reviewing the adequacy of our internal accounting controls and overseeing our ethics program.

        The Audit Committee met six (6) times during 2013. The charter of the Audit Committee may be found under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com.

 Audit Committee Report

To the Board of Directors:

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2013.

        We have discussed with the independent registered public accountants, Ernst & Young LLP, the matters required to be discussed with us by the American Institute of Certified Public Accountants, the Securities and Exchange Commission, the Nasdaq Stock Market and the Public Company Accounting Oversight Board, including those required by the Statement on Auditing Standards No. 61, as amended.

        We have received and reviewed the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board, and have discussed with Ernst & Young LLP their independence, including the written disclosures and letter required by Rule 3526 of the Public Company Accounting Oversight Board.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Board of Directors caused the Form 10-K to be so filed.

Audit Committee:
Richard T. Liebhaber Marc Montagner D. Blake Bath

  Compensation Committee

        During 2013 the Compensation Committee consisted of Messrs. Margalit (until July 26, 2013 when he resigned from the Board due to his membership in the Israeli parliament), Brooks and Weingarten, each of whom is independent as the term "independence" is defined in the applicable listing standards of Nasdaq. Mr. Margalit was chairman of the Compensation Committee until his resignation. The Compensation Committee is responsible in conjunction with the other independent directors for determining compensation for our executive officers and other employees, and administering our compensation programs. The Compensation Committee had two (2) formal meetings in 2013 and did not act by unanimous written consent. In 2013 the functions of the Compensation Committee were largely undertaken by the full Board during closed executive session meetings held in conjunction with regularly scheduled in-person meetings of the Board. Salary and equity compensation awards for all of the executive officers and key employees of the Company listed in this proxy statement were considered during these meetings and Mr. Schaeffer was absent from any discussions concerning his compensation. The charter of the Compensation Committee is available under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

        Set forth below is certain information concerning the executive officers and significant employees of the Company. Biographical information on Mr. Schaeffer is included under "Proposal 1—Election of Directors."

        Thaddeus G. Weed, age 52, joined us in 2000 and served as Vice President and Controller until May 2004 when he became our Chief Financial Officer and Treasurer. From 1997 to 1999, Mr. Weed served as Senior Vice President of Finance and Treasurer at Transaction Network Services, Inc. where

Mr. Weed undertook a broad range of financial management responsibilities. From 1987 to 1997, Mr. Weed was employed at Arthur Andersen LLP where he served as Senior Audit Manager.

        Robert N. Beury, Jr., age 60, joined us in 2000 and serves as Chief Legal Officer (Vice President and General Counsel) and Assistant Secretary. Prior to joining us, Mr. Beury served as Deputy General Counsel of Iridium LLC, a mobile satellite service provider, from 1994 to 2000. From 1987 to 1994, Mr. Beury was General Counsel of Virginia's Center for Innovative Technology, a non-profit corporation set up to develop the high tech industry in Virginia.

        R. Brad Kummer, age 65, joined us in 2000 and serves as Vice President of Optical Transport Engineering and Chief Technology Officer. Mr. Kummer spent the 25 years prior to joining us at Lucent Technologies (formerly Bell Laboratories), where he served in a variety of research and development and business development roles relating to optical fibers and systems. In his most recent work at Lucent, he was responsible for optical fiber systems engineering for long haul and metropolitan dense wavelength division multiplexing systems.

        Timothy G. O'Neill, age 58, joined us in 2001 and serves as the Vice President of Field Engineering, Construction and Network Operations. He is responsible for network operation, construction and maintenance. From 1999 to 2001, Mr. O'Neill was employed at @Link Networks, Inc. where he served as Chief Network Officer. While at @Link Networks, Inc., Mr. O'Neill was responsible for engineering, implementing and operating a network for Internet access and layer 2 services.

        Bryant Hird "Guy" Banks, age 49, joined us in 2000 and serves as Vice President of Real Estate. Prior to joining us Mr. Banks held positions with various affiliates of Security Capital Group Incorporated, including the positions of Vice President of Land Acquisition and Vice President of Development for CWS Communities Trust.

        Henry W. Kilmer, age 45, joined us in 2011 and serves as Vice President of IP Engineering. Prior to joining us, Mr. Kilmer held positions with UUNET (now Verizon), Sprint, Digex/Intermedia and Metromedia Fiber Networks/Abovenet where he was Senior Vice President of Engineering and Operations. Most recently, Mr. Kilmer was President of Terrapin Communications, Inc., a small consulting firm which focused on network consulting and technical strategy development for companies like GPX, Airband, and Switch and Data (now part of Equinix).

        Ernest Ortega, age 48, joined us in 2013 and serves as our Chief Revenue Officer. Prior to joining Cogent, Mr. Ortega served as Executive Vice President of Sales and Marketing at XO Communications, where he had previously served as President of Carrier Sales from 2004 until 2011 and as Vice President of national accounts from 1999 until 2003.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Overview

        The Company's compensation program for named executive officers has three simple components:

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  Base salary;

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  Restricted stock grants that vest over time; and

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  Sales commissions for the vice president of sales.

        These components generally apply to all of our employees, not just our executive officers. Other than commissions, we do not have any annual incentives for our named executive officers, as we believe it is difficult and unnecessary to create for non-sales executives a performance measure that is sufficiently objective and within the control of the individual to be effective. Instead the Company uses equity in the form of time-vested restricted stock as significant component of executive's compensation—91% for the CEO and 55% for other executives (measured over time). The Board believes this compensation structure is in the interests of stockholders as it links a significant portion of the executive's compensation to the Company's fortunes as reflected in its stock price.

  Decision Making Process

        The Company's compensation decision making methodology does not lend itself to extensive analytical and quantitative disclosure. Most of the analysis that goes into compensation determinations is simply based on the subjective business judgment of the Board of Directors and the CEO based on building long term value for stockholders. Cogent is a small company, with 707 employees, a majority of whom are sales employees or sales management focused on generating revenue that translates into stock appreciation and stockholder value. Accordingly, the Company's simple compensation structure reflects the goals of the Company to reward executives for performance that increases stock value.

        Each member of the Compensation Committee has extensive personal experience with the determination of executive compensation in our industry. They have reviewed and are experienced with the compensation paid in today's marketplace to similarly situated executives for whom we might compete in hiring. Timothy Weingarten has been a venture capitalist for many years. The funds with which he is affiliated were some of the initial investors in the Company when it was founded. He has served on the Board of Directors of numerous companies and he has participated in setting compensation for CEOs and other executives for many start-up and growth companies both directly through his role on the board and through the funds with which he is affiliated. He is also familiar with these issues in connection with his role as CEO at several start-up companies. Steven Brooks' past service on numerous public company boards has included membership in a number of compensation committees. Additionally, as managing partner of Broadview Capital Partners, a private equity firm, for more than ten years, Mr. Brooks was regularly involved in discussing and setting executive compensation in more than a dozen companies, including Cogent. This combined experience along with the input of the other Board members, having seen hundreds of executives in start-up and other companies, gives the Compensation Committee and the Board a sense of the compensation that is necessary to attract, retain and motivate executives. Each year's ultimate compensation decisions, therefore, reflect the synthesis of the Compensation Committee's, other Board member's and the CEO's experience and views on reasonable compensation levels with respect to companies of a similar profile as Cogent.

        Given our size, the simplicity of our compensation program and the knowledge and experience of the Compensation Committee, the Board and the CEO regarding compensation practices, we do not think it is cost effective for us to engage an independent compensation consultant.

  Compensation Philosophy

        The compensation philosophy of the Company is to pay reasonable salaries in light of the perceived market for the skills of each individual hired, to pay management that is responsible for driving sales substantial cash commissions based on revenue generated, and to tie each executive's fortunes to those of stockholders through equity grants that vest over time. The Company believes that this philosophy has been successful in recruiting and retaining its management team as evidenced by the Company's success and low management turnover.

  2013 Highlights

        In 2013 we hired a new Chief Revenue Officer and Vice President of Global Sales, Ernest Ortega. His total compensation package was negotiated by the CEO and reviewed and approved by the Compensation Committee based on their judgment as to what was necessary to attract Mr. Ortega to the Company, taking into account his prior experience and the compensation paid to his predecessor, Jeffery Karnes, who left the Company in May, 2013.

        Other than the equity grant to Mr. Ortega in connection with his hiring, we did not make any equity grants to named executive officers in 2013.

        In addition, the Company follows the following compensation practices:

  •
  The Company does not offer any perquisites (such as automobiles, club dues, etc.).

  •
  Restricted stock awards that vest over a period of at least three years.

  •
  The Company does not provide any tax gross up benefits.

  •
  The Company's commission plan for Mr. Ortega (described below) is based on sales revenue generated.

  Salary

        The general policy of the Compensation Committee and the Board is to grant to executive officers only the same general salary increase granted to all employees each year. Consistent with this policy executive officers received the same 1.5% salary increase as other employees for both 2013 and 2014. From time to time the Compensation Committee reviews the compensation of the Company's CEO and each executive officer and, based on recommendations from the CEO, has in the past given specific executive officers raises based on the officer's increased responsibilities as the Company has grown.

  Bonus and Commissions

        As discussed above, bonuses are not a component of the Company's compensation structure for non-sales personnel. Instead, as further discussed below the Company uses grants of restricted stock to align the interests of executives with those of the stockholders and incent performance.

        Due to the importance of his position in driving revenue and therefore stockholder value, the Company's Chief Revenue Officer and Vice President of Global Sales, Ernest Ortega, is paid monthly commissions based on the achievement of the entire sales organization against monthly revenue quotas. Revenue, for purposes of the quota and commission calculation, is the expected revenue from customers that have had the Company's service (Internet access and related services) installed during the relevant period and includes monthly recurring revenue and a portion of non-recurring revenue, such as installation charges. Since revenue growth is key to the Company's performance, the Board thinks it is important to directly link a significant portion of Mr. Ortega's compensation to achieving our monthly revenue targets. (For the first six months of his employment Mr. Ortega received his monthly target commission without regard to performance against quotas. His commission is currently determined by his achievement of the revenue goals of the Company as reflected in sales quotas.)

  Options and Restricted Stock

        The Company uses time-vested restricted stock and options to reward and motivate employees by aligning their interests with the interests of the Company's stockholders. Awards to senior officers are determined by the Compensation Committee and/or the full Board of Directors as appropriate, taking into account such factors as the nature of the participant's responsibilities and the business priorities of the Company.

        The size of the award to each named executive offices is based primarily on the Compensation Committee's subjective experience with company founders and other executives hired to build a start-up, growth company, as well as their knowledge of awards given to executives at similar companies. Except for grants in connection with hiring, restricted stock awards are currently being granted every other year and not annually. As a result, the size of a bi-annual grant will appear relatively larger than those of companies with a more annualized compensation view. The restricted stock grants also reflect the decision of the Board to not pay annual bonuses and instead focus incentives on tying long term value for its named executive officers to the long term value of the Company. Over the last three years restricted stock awards have represented 91% of the CEO's total compensation, and 55% of the total compensation for other executive officers (based on grant date value of the stock compared to total compensation).

        In the past, Mr. Schaeffer's stock awards have been substantially greater than the awards given to other executive officers, which is reflective of his being the founder of the Company, its CEO since inception, and his responsibility for hiring our senior management, leading the Company's capital raising activities, and actively managing the Company for its entire history. Accordingly, the Compensation Committee regards him as critical to the future prospects of the Company.

        As discussed above, no awards were made in 2013 to named executive officers, except for the initial grant to Mr. Ortega in connection with his hiring. Awards in 2012, were in part in compensation for 2013, and as such the size of such awards were reflective of a two years' worth of value.

  Severance and Change of Control Compensation

        Each of the our named executive officers is entitled to receive 3-12 months of salary and, in certain cases, acceleration of vesting in restricted stock in the event of discharge or a change of control. The specific amounts that each executive officer would receive are described below in the section titled "Employment Agreements and Other Potential Post-Employment Payments." The Compensation Committee and the Board believe such termination arrangements are necessary to secure and retain the services of experienced managers and provide value by contributing to stability of management.

        Additionally, restricted stock grants fully vest upon a change of control, even if the named executive officer is not discharged. The Compensation Committee and the Board believes that these arrangements encourage executives to be receptive to changes, such as sale of the company or management changes, that may benefit the Company and its stockholders though they may place an individual executive at risk and uncertainty with respect to future employment.

  Other Benefits

        All Company executive officers also participate in the Company's benefit programs, including the Company's 401(k) plan (which matches employee contributions up to 2% of salary) and its medical, dental and other benefits plans, on the same basis as other employees.

  Tax Deductibility of Compensation

        Section 162(m) of the U.S. Internal Revenue Code limits the Company's federal income tax deduction for certain executive compensation in excess of $1,000,000 paid to the Chief Executive Officer and the three other most highly compensated executive officers (excluding the Chief Financial Officer). The awards made to the CEO will cause his compensation to exceed $1,000,000 in most years and such compensation will not be fully deductible for federal income tax purposes.

  Consideration of 2013 Say on Pay Vote

        In 2013 the stockholders did not approve the compensation of the named executive officers. The Board believes that this occurred as a result of recommendations by some organizations that advise stockholders on the votes to be cast at a company's annual meeting, e.g. Institutional Shareholder Services (ISS) which found cause for concern in the size of the restricted stock award to the CEO in 2012, the discretionary nature of the award, and the lack of performance criteria for the stock award. As discussed above, the Board believes the size of the award in 2012 and the Company's overall compensation practices are reasonable and appropriate. In response to such negative vote and comments of stockholders the Board has tried to better explain in this year's Compensation Discussion and Analysis the Company's compensation philosophy, compensation program and how it is designed to reflect the goals of the Company and build long term value by linking a significant portion of executive's compensation to the value of the Company. Additionally, the Board did not make any equity grants in 2013 to named executive officers who received grants in 2012.

Summary Compensation Table

        The following table sets forth the cash and non-cash compensation paid or incurred on our behalf to our Chief Executive Officer, our principal financial officer, and each of our three other most highly compensated executive officers, or our named executive officers, whose annual compensation equaled or exceeded $100,000 for the year three years ended December 31, 2013.

($ in thousands)

Name	Principal Position	Year	Salary	Bonus	GRANT DATE VALUE Stock Awards(b)		Non-equity Incentive Plan Compensation	All Other Compensation (c)	TOTAL
Dave Schaeffer	CEO	2013	$338	$0	$0			$5	$343
		2012	$333	$0	$8,413	(f)		$6	$8,752
		2011	$326	$0	$1,363	(g)		$5	$1,694
Thaddeus Weed	CFO	2013	$261	$0	$0			$5	$266
		2012	$257	$0	$1,335	(h)		$5	$1,597
		2011	$252	$0	$0			$5	$257
Jeffrey Karnes	Chief Revenue Officer(a)	2013	$244	$0	$0		$27	$6	$277
		2012	$249	$0	$878	(i)	$42	$6	$1,175
		2011	$245	$0	$0		$42	$4	$291
Robert Beury	Chief Legal Officer	2013	$259	$0	$0			$5	$264
		2012	$255	$0	$878	(i)		$5	$1,138
		2011	$250	$0	$0			$5	$255
Timothy O'Neill	VP	2013	$254	$0	$0			$5	$259
		2012	$250	$0	$878	(i)		$5	$1,133
		2011	$245	$0	$0			$5	$250
Ernest Ortega	Chief Revenue Officer(d)	2013	$125	$63	$1,167	(e)	$63	$0	$1,418

(a)
Mr. Karnes left the company May 14, 2013.

(b)
Amounts represent the grant date fair value of stock awards computed in accordance with FASB Accounting Standards Codification 718. For additional information regarding the assumptions used in determining these values, see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(c)
Consists of employer matching amounts contributed to the Company's 401(k) defined contribution plan.

(d)
Mr. Ortega was hired on August 1, 2013 as our Chief Revenue Officer. His salary is $300,000 per year.

(e)
Consist of a restricted stock award of 40,000 shares made on August 1, 2013 valued at $29.18 per share, 10,000 shares vest on August 1, 2014, 2,500 shares vest quarterly until August 1, 2017.

(f)
Consists of a restricted stock award of 460,000 shares made on April 19, 2012 valued at $18.29 per share. 50,000 shares vest on May 1, 2013, 10,000 shares vest monthly on June 1, 2013 to December 1, 2015 and 100,000 shares vest on December 31, 2015.

(g)
Consists of a restricted stock award of 100,000 shares made on February 2, 2011 that vested on February 2, 2014.

(h)
Consists of a restricted stock award of 73,000 shares made on April 19, 2012 valued at $18.29 per share. 5,000 shares vest on May 1, 2013, 1,000 shares vest monthly on June 1, 2013 to December 1, 2016 and 25,000 shares vest on December 31, 2016.

(i)
Consists of a restricted stock award of 48,000 shares made on April 19, 2012 valued at $18.29 per share. 5,000 shares vest on May 1, 2013 and 1,000 shares vest monthly on June 1, 2013 to December 1, 2016.

        On January 1, 2011, 2012, 2013, and 2014 the executive officers received a 1.0%, 2.0%, 1.5%, and 1.5%, respectively, salary increase which was the same percentage increase that was granted to all employees (who had been with the Company for one year). These increases were intended simply to compensate (partially) for inflation.

Grants of Plan-Based Awards in Fiscal 2013

        Only Mr. Ortega received an award of restricted stock in 2013. In conjunction with his hiring he received the award shown below. Mr. Ortega's commission plan began when he was hired on August 1, 2013. Mr. Ortega's revenue quota is based on the sum of the quotas for all sales representatives. If the revenue generated by the entire sales organization for the month is 100% of Mr. Ortega's revenue quota, he will receive 100% of $12,500. If the percentage is more or less he receives a proportionally lesser or greater amount. For example if revenue were at 50% of his quota for the month, then he would be paid 50% of $12,500 or $6,250. If revenue were 200% of his quota he would receive $25,000.

(Dollars in thousands)

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards
						All Other Stock Awards: Number of Shares of Stock or Units
							Grant Date Fair Value of Stock and Option Awards(c)
Name	Grant Date	NOTES	Threshold ($)	Target ($)	Maximum ($)
Ernest Ortega	8/1/2013	(a)(b)	—	$150	unlimited	40,000	$1,167

FOOTNOTES

(a)
Consist of a restricted stock award of 40,000 shares made on August 1, 2013 valued at $29.18 per share of which 10,000 shares vest on August 1, 2014 and 2,500 shares vest quarterly until August 1, 2017.

(b)
While in theory Mr. Ortega's commission is unlimited it is in practice limited by the Company's ability to accept and install service for new customers.

(c)
Except as otherwise noted, amounts represent the grant date fair value of stock awards computed in accordance with FASB Accounting Standards Codification 718. For additional information regarding the assumptions used in determining these values, see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

 Outstanding Equity Awards at Fiscal Year End

        The following table shows the information regarding the options and stock held by our named executive officers on December 31, 2013.

(Dollars in thousands, except for share price)

		OPTION AWARDS				STOCK AWARDS
Name		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(i)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dave Schaeffer	(a)					100,000	$4,041
	(b)					240,000	$9,698
	(c)					100,000	$4,041
Thaddeus Weed	(d)					5,000	$202
	(e)					36,000	$1,455
	(f)					25,000	$1,010
Jeffrey Karnes
Robert Beury	(g)	700	—	$4.88	10/26/2015
	(e)					36,000	$1,455
Timothy O'Neill	(e)					36,000	$1,455
Ernest Ortega	(h)					40,000	$1,616

FOOTNOTES

(a)
Shares vest on February 1, 2014.

(b)
Shares vest 10,000 shares monthly until fully vested on December 1, 2015.

(c)
Shares vest on December 31, 2015.

(d)
Shares vest 1,250 quarterly from February 2014 to November 2014.

(e)
Shares vest 1,000 shares monthly until fully vested on December 1, 2016.

(f)
Shares vest on December 31, 2016.

(g)
Fully vested.

(h)
Shares vest 10,000 on August 1, 2014 and 2,500 quarterly until August 1, 2017.

(i)
Valued using the closing market price of our common stock on December 31, 2013—$40.41.

 Option Exercises and Stock Vested Value

        The following table shows information regarding option exercises by our named executive officers during the fiscal year ended December 31, 2013, and the value of stock awards at the time of vesting for stock awards that vested during the year.

(Dollars in thousands)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized On Vesting
Dave Schaeffer	—	$0	360,000	$9,863
Thaddeus Weed	—	$0	27,000	$768
Jeffrey Karnes	10,000	$241	17,000	$478
Robert Beury	1,800	$61	18,000	$517
Timothy O'Neill	—	$0	18,000	$517
Ernest Ortega	—	$0	0	$0

Employment Agreements and Other Potential Post-Employment Payments

        Each of Messrs. Schaeffer, Weed, Beury, Ortega, and O'Neill have entered into an employment agreement with us. Among other things, these agreements and the terms of the grants of options and restricted stock provide for certain benefits upon change of control, termination of employment without cause and resignation for "good reason" (as defined in the respective employment agreements). The agreements are as follows:

        Dave Schaeffer Employment Agreement.    Dave Schaeffer has an employment agreement that provides for his services as Chief Executive Officer. He also receives all of our standard employee benefits. If he is discharged without cause or resigns for "good reason" he is entitled to a lump sum amount equal to his annual salary at the time and continuation of his benefits for one year. Under the terms of the grants of restricted stock that have been made to him in the event of death, disability, retirement or a change of control, 100% of his then unvested restricted stock will vest immediately. The value on December 31, 2013 of the unvested restricted stock and options that could have vested pursuant to these provisions was $17.8 million. However, in the event the acceleration arose from a change of control this amount would have been limited to $16.5 million (3 times his annual compensation) and the remaining $1.3 million would have continued to vest normally. Had his employment been terminated without cause or had he resigned for "good reason" on December 31, 2013 he would have received a payment of $338,000 (equal to one year's salary). In addition he would have continued to vest in his restricted stock during his one year severance period and would have vested in certain other grants after the end of that severance period. The value on December 31, 2013 of that stock was $12.9 million. "Good reason" for resignation includes removal from his position as CEO or failure to elect him as chairman of the Board of Directors.

        Thaddeus G. Weed Employment Agreement.    Thaddeus Weed has an employment agreement under which he serves as Chief Financial Officer and Treasurer. In the event that his employment with us is terminated without cause or he resigns for good reason, the agreement entitles him to twelve months of salary and continuation of benefits for twelve months. Had this occurred on December 31, 2013 he would have received $261,000 (12 months' salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2013 of the unvested stock for which vesting would continue was $687,000. In the event of death, disability, retirement, or a change of control he becomes fully vested in his restricted stock. If this had occurred on December 31, 2013 the value of the restricted stock that would have vested was

$2.7 million. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Robert N. Beury, Jr. Employment Agreement.    Robert Beury's employment agreement entitles him to twelve months of salary and twelve months of benefits in the event that his employment with us is terminated without cause or he resigns for good reason. Had this occurred on December 31, 2013 he would have received $259,000 (twelve months' salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2013 of the unvested stock for which vesting would continue was $485,000. In the event of death, disability, retirement, or a change of control the vesting of his restricted stock accelerates so that he will be 100% vested. Had this occurred on December 31, 2013 the value of the restricted stock that would have vested was $1.5 million. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Ernest Ortega Employment Agreement.    Ernest Ortega's employment agreement provides that in the event his employment with us is terminated without cause or he resigns for good reason he will receive three months' salary and continuation of benefits for six months. Had this occurred on December 31, 2013 he would have received $75,000 (three months' salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2013 of the unvested stock for which vesting would continue was zero. In the event of death, disability, retirement, or a change of control the vesting of his restricted stock accelerates so that he will be 100% vested. Had this occurred on December 31, 2013 the value of the restricted stock that would have vested was $1.6 million. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Timothy G. O'Neill Employment Agreement.    Timothy O'Neill's employment agreement provides that in the event his employment with us is terminated without cause or he resigns for good reason he will receive six months' salary and continuation of benefits for six months. Had this occurred on December 31, 2013 he would have received $127,000 (six months' salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2013 of the unvested stock for which vesting would continue was $243,000. In the event of death, disability, retirement, or a change of control the vesting of his restricted stock accelerates so that he will be 100% vested. Had this occurred on December 31, 2013 the value of the restricted stock that would have vested was $1.5 million. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

Director Compensation

        Our non-management Board members were compensated in 2013 as follows for their services:

  •
  10,000 shares of the Company's common stock paid in increments of 2,500 shares per quarter, and

  •
  $1,000 per in-person board meeting for each non-management director.

        The following table shows the amounts earned or paid in 2013.

(in thousands)

	Fees Earned in Cash	Stock Awards(a)	TOTAL
Blake Bath	$4	$275	$279
Steven Brooks	$3	$275	$278
Richard Liebhaber	$4	$275	$279
Erel Margalit(b)	$—	$193	$193
Marc Montagner	$4	$275	$279
Timothy Weingarten	$4	$275	$279

The compensation of David Schaeffer, who is a director and our Chief Executive Officer is disclosed in the Summary Compensation Table, above, and is therefore not shown in the Director Compensation table. He does not receive compensation for serving as a director.

(a)
Amounts represent the grant date fair value of stock awards computed in accordance with FASB Accounting Standards Codification 718. For additional information regarding the assumptions used in determining these values, see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(b)
Mr. Margalit resigned from the Board in July 2013

        In December 2013 the Board reduced its stock compensation from 10,000 shares per year to 7,500 shares per year paid in increments of 1,875 shares per quarter. Cash compensation for meeting attendance was not changed.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for determining compensation for the Company's executive officers and other employees, and administering the Amended and Restated 2004 Incentive Award Plan, the Company's management bonus plan and other compensation programs. The committee reviewed and discussed the Compensation, Discussion and Analysis with management and based on that review and discussion, recommended its inclusion in this proxy statement.

                      Compensation Committee:
                      Steven Brooks
                      Timothy Weingarten

RISK ASSESSMENT IN COMPENSATION PROGRAMS

        The Company has reviewed and considered all of its compensation policies and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2013:

  •
  Messrs. Margalit, Brooks, and Weingarten served on the Compensation Committee;

  •
  None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  None of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $120,000;

  •
  None of the Company's executive officers served on the compensation committee (or another board committee with similar functions) of any entity where one of that entity's executive officers served on the Company's Compensation Committee;

  •
  None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

  •
  None of the Company's executive officers served on the compensation committee (or another board committee with similar functions) of another entity where one of that entity's executive officers served as a director on the Company's Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table provides summary information regarding beneficial ownership of our outstanding capital stock based on information available to the Company as of February 21, 2014, for:

  •
  each person or group who beneficially owns more than 5% of our capital stock on a fully diluted basis;

  •
  each of the executive officers named in the Summary Compensation Table;

  •
  each of our directors and nominees to become a director; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock held by them. The information has been compiled by the Company from reports filed with the SEC and other information available to the Company. Shares of common stock that will vest or are subject to options currently exercisable or exercisable within the period 60 days after February 21, 2014, are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person.

        Unless otherwise noted, the address for each director and executive officer is c/o Cogent Communications Group, Inc., 1015 31st Street, NW, Washington, D.C. 20007. The shares of stock to which this table applies are shares of common stock. The Company has no other class of stock.

Name of Beneficial Owner	Amount Owned	Percent of Class
BlackRock, Inc.(1) 40 East 52nd Street, New York, NY 10022	2,651,264	5.60%
Frontier Capital Management Co., LLC(2) 99 Summer Street, Boston, MA 02110	4,457,850	9.42%
The Vanguard Group, Inc.(3) 100 Vanguard Blvd, Malvern, PA 19355	2,796,725	5.91%
Sarbit Advisory Services Inc.(4) 100 - 1 Evergreen Place Winnipeg, MB, R3L 0E9, Canada	3,135,103	6.62%
Jennison Associates LLC(5) 466 Lexington Avenue, New York, NY 10017	2,639,615	5.57%
Prudential Financial, Inc.(6) 751 Broad Street, Newark NJ 07102-3777	2,645,604	5.59%
Directors and Officers:
Dave Schaeffer(7)	3,212,471	6.78%
Timothy Weingarten	12,351	*
Steven Brooks	23,525	*
Richard Liebhaber	66,820	*
Blake Bath	26,475	*
Marc Montagner	34,875	*
Thaddeus Weed(8)	75,499	*
Robert Beury(8)	44,640	*
Ernest Ortega(8)	40,000	*
Timothy O'Neill(8)	41,452	*
Directors and executive officers as a group (12 persons)(9)	3,676,598	7.77%

*
Denotes less than 1% ownership.

(1)
BlackRock, Inc. has sole voting power over 2,498,158 shares of common stock and sole dispositive power over 2,651,264 shares of our common stock. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on January 28, 2014 .

(2)
Frontier Capital Management Co., LLC reports sole voting power over 2,656,156 shares of common stock and sole dispositive power over 4,457,850 shares of our common stock. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on February 14, 2014.

(3)
The Vanguard Group, Inc. reports sole voting power over 64,573 shares of common stock and sole dispositive power over 2,735,752 shares of common stock and shared dispositive power over 60,973 shares of our common stock. Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 60,973 shares or 0.12% of our common stock outstanding as a result of serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. ("VIA"), a wholly-owned subsidiary of The

  Vanguard Group, Inc., is the beneficial owner of 3,600 shares of our common stock outstanding as a result of its serving as investment manager of Australian investment offerings. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on February 12, 2014.

(4)
Sarbit Advisory Services Inc. reports sole voting and sole dispositive power over 3,135,103 shares of our common stock. The information herein regarding this stockholder is derived from such stockholder's Schedule 13 G filed with the SEC on February 12, 2014.

(5)
Jennison Associates LLC reports sole voting power over 2,639,615 shares of our common stock and shared dispositive power over 2,639,615 shares of our common stock. Jennison Associates LLC ("Jennison") furnishes investment advice to several investment companies, insurance separate accounts, and institutional clients ("Managed Portfolios"). As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares of our common stock held by such Managed Portfolios. Prudential Financial, Inc. ("Prudential") indirectly owns 100% of equity interests of Jennison. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to our common stock held by the Managed Portfolios. Jennison does not file jointly with Prudential, as such, shares of our common stock reported on Jennison's 13G may be included in the shares reported on the 13G filed by Prudential. Prudential clients have the right to receive or the power to direct the receipt of dividends or the profits from the sale of such securities. No one client owns more than 5% of such security class. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G filed with the SEC on February 6, 2014.

(6)
Prudential Financial, Inc. reports sole voting and sole dispositive power over 100,587 shares of our common stock and shared voting and dispositive power over 2,545,017 shares of our common stock. Through its parent/subsidiary relationship, Prudential Financial, Inc. may be deemed the beneficial owner of the same securities as their listed subsidiaries and may have direct or indirect voting and/or investment discretion over 2,645,604 shares of our common stock. The clients of Prudential Financial, Inc. may have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities which are the subject of this filing. Prudential Financial, Inc. is a Parent Holding Company and the indirect parent of the following subsidiaries, who are the beneficial owners of the number and percentage of securities which are the subject of their filing as set forth next to their names: The Prudential Insurance Company of America IC, IA (0 shares, 0%); Jennison Associates LLC IA (2,639,615 shares, 5.57%); Prudential Investment Management, Inc. IA (0 shares, 0%); Quantitative Management Associates LLC IA (5,989 shares, 0.01%). The information herein regarding this stockholder is derived from such stockholder's Schedule 13G filed with the SEC on February 5, 2014.

(7)
Includes 3,212,471 shares of common stock. Includes 300,000 shares of restricted stock that may be voted but remain subject to certain vesting provisions. Of the shares owned 1,966,930 shares have been pledged as security for a full recourse loan.

(8)
Consists of common stock (not all of which is vested). Of the shares shown in the table for Mr. Beury, 32,000 shares are not yet vested. Of the shares shown in the table for Mr. Weed, 60,750 shares are not yet vested. Of the shares shown in the table for Mr. O'Neill, 32,000 shares are not yet vested. Of the shares shown in the table for Mr. Ortega, 40,000 shares are not yet vested.

(9)
Consists of Dave Schaeffer, Timothy Weingarten, Steven Brooks, Richard T. Liebhaber, D. Blake Bath, Marc Montagner, Robert Beury, Ernest Ortega, Thaddeus Weed, R. Brad Kummer, Timothy O'Neill and Henry Kilmer. Of the shares shown in the table, Mr. Kummer owns 56,940 shares of the Company's common stock; 32,000 of the shares are not yet vested and an additional 3,800 of the shares represent exercisable options. Of the shares shown in the table for Mr. Kilmer 37,750 shares are not yet vested.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

        We have employment agreements with each of our named executive officers as described in "Employment Agreements and Other Potential Post-Employment Payments."

Our Headquarters Lease

        The Company's headquarters is located in an office building owned by Niobium LLC (a successor to 6715 Kenilworth Avenue Partnership). The two owners of the partnership are our Chief Executive Officer, Dave Schaeffer, who has a 51% interest in the partnership and his wife, Ruth Schaeffer, who has a 49% interest in the partnership. The Company paid $0.6 million in 2013 in rent and related costs (including taxes and utilities) to this company. The dollar value of Mr. Schaeffer's interest in the lease payments in 2013 was $0.3 million. The dollar value of Mrs. Schaeffer's interest in the lease payment in 2013 was $0.3 million. If Mr. Schaeffer's interest is combined with that of his wife then the total dollar value of his interest in the lease payments in 2013 was $0.6 million. We believe that this lease agreement is on terms at least as favorable to us as could have been obtained from an unaffiliated third party. The lease currently ends on August 31, 2015. It is cancellable without penalty by the Company upon sixty days' notice.

Approval of Related Party Transactions

        The Audit Committee is responsible for reviewing and approving or ratifying any transaction in which the Company and any of our directors, director nominees, executive officers, 5% stockholders and their immediate family members are participants and in which such persons have a direct or indirect material interest as provided under SEC rules. The company does not have a written policy for reviewing these transactions. However, in the course of reviewing potential related person transactions, the Audit Committee considers the nature of the related person's interest in the transaction; the presence of standard prices, rates or charges or terms otherwise consistent with arms-length dealings with unrelated third parties; the materiality of the transaction to each party; the reasons for the Company entering into the transaction with the related person; the potential effect of the transaction on the status of a director as an independent, outside or disinterested director or committee member; and any other factors the Audit Committee may deem relevant. In the case of the headquarters lease described above the Audit Committee reviewed information on comparable leases in making its determination to approve the lease.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on its records and other information, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers for 2013 were timely met.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee reappointed Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2014. In making this appointment, the Audit Committee considered whether the audit and non-audit services Ernst & Young LLP provides are compatible with maintaining the independence of our outside auditors. The Audit Committee has adopted a policy that sets forth the manner in which the Audit

Committee will review and approve all services to be provided by Ernst & Young LLP before the firm is retained.

        Representatives of Ernst & Young LLP will not be present at the Annual Meeting but are expected to be available by telephone should there be questions that need to be addressed by them.

Fees and Services of Ernst & Young LLP

        The following table summarizes fees billed to us by Ernst & Young LLP for fiscal years 2012 and 2013; all services were pre-approved by the Audit Committee:

(in thousands)

Service	2012	2013
Audit fees(1)	$1,326	$1,329
Audit related fees	$0	$42
Tax fees(2)	$79	$43

TOTAL	$1,405	$1,414

(1)
Fees for audit services include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory audits (in jurisdictions where required).

(2)
Tax fees included tax compliance, tax advice and tax planning.

        All services performed by Ernst & Young LLP were pre-approved by the Audit Committee in accordance with its pre-approval policy. The policy describes the audit, audit-related, tax and other services permitted to be performed by the independent registered public accountants, subject to the Audit Committee's prior approval of the services and fees. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require separate pre-approval by the Audit Committee.

STOCKHOLDER PROPOSALS

        No stockholder proposals intended for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders in 2014 were received by Ried Zulager, Secretary, Cogent Communications Group, Inc., 1015 31st Street NW, Washington, D.C. 20007.

        Stockholders who wish to submit a proposal to be included in the Proxy Statement for the 2015 Annual Meeting of Stockholders must submit their proposal by November 7, 2014, to Ried Zulager, Secretary, Cogent Communications Group, Inc., 1015 31st Street NW, Washington, D.C. 20007. The proposal must comply with the SEC's proxy rules.

        Additionally, the Company's Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing during the period 120 to 90 days before the first anniversary of the date of the preceding year's annual meeting or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered during the period 120 to 90 days before such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company. These stockholder notices must set forth certain information specified in the Company's Bylaws.

OTHER MATTERS

        The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

        It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

        A copy of the Company's 2013 Annual Report to Stockholders accompanies this Proxy Statement. The Company has filed an Annual Report for its fiscal year ended December 31, 2013 on Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Cogent Communications Group, Inc., Attn: Investor Relations, 1015 31st Street NW, Washington, D.C. 20007. Stockholders may also obtain a copy of the Form 10-K by accessing the Company's website at www.cogentco.com under the tab "About Cogent; Investor Relations; Reports."

Householding of Proxies

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

        To request individual copies for each stockholder in your household, please contact our Investor Relations department by e-mail at investor.relations@cogentco.com, or by mail to Cogent Communication, Inc., 1015 31st Street, NW, Washington, DC 20007, Attn: Investor Relations. To ask that only one set of the documents be mailed to your household, please contact your bank, broker or other nominee or, if you are a stockholder of record, please call our transfer agent, Registrar and Transfer Company at (800) 368-5948 toll-free within the United States and Canada; outside the United States and Canada at (908) 497-2300, or by mail at 10 Commerce Drive, Cranford, NJ 07016.

By Order of the Board of Directors

Ried Zulager, Secretary

Washington, D.C.
March 4, 2014

 APPENDIX A

COGENT COMMUNICATIONS GROUP, INC
2004 INCENTIVE AWARD PLAN

(as amended through February 20, 2013)

ARTICLE 1

PURPOSE

        The purpose of the Cogent Communications Group, Inc. 2004 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Cogent Communications Group, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

        2.3   "Board" means the Board of Directors of the Company.

        2.4   "Change in Control" means a change in ownership or control of the Company effected through the first to occur of any of the following transactions:

          (a)   A consolidation, merger or reorganization of the Company with or into any other corporation or corporations in which the stockholders of the Company immediately before such event shall own fifty percent (50%) or less (calculated on an as converted basis, fully diluted) of the voting securities of the surviving corporation;

          (b)   Any transaction or series of related transactions in which at least fifty percent (50%) of the Company's voting power is transferred;

          (c)   The sale, transfer or lease of all or substantially all of the assets of the Company;

          (d)   Any acquisition of shares of capital stock of the Company (whether through a direct issuance by the Company, negotiated stock purchase, a tender for such shares, merger, consolidation or otherwise) by any party or group that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of the Company immediately prior to such purchase, the effect of which is that such party or group beneficially owns at least a majority of such voting power immediately after such event; or

          (e)   The Company consummates a plan of complete liquidation of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended and the regulations issued thereunder.

        2.6   "Committee" means the committee of the Board described in Article 11.

        2.7   "Consultant" means any consultant or adviser if:

          (a)   The consultant or adviser renders bona fide services to the Company;

          (b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c)   The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        2.8   "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.9   "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

        2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.12 "Effective Date" shall have the meaning set forth in Section 12.1.

        2.13 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.15 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the average of the high and low trading prices for a share of Stock as reported on the American Stock Exchange (or on any national securities exchange on which the Stock is then listed) for the immediately preceding date or, if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported.

        2.16 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.17 "Independent Director" means a member of the Board who is not an Employee of the Company.

        2.18 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

        2.19 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.20 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.21 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

        2.22 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.23 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, and which is intended to qualify as Qualified Performance-Based Compensation.

        2.24 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on net assets, return on stockholders' equity, return on assets, stockholder returns, return on sales, gross or net profit margin, productivity, expense margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.25 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.26 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.27 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.28 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.29 "Prior Plan" means, the 2003 Incentive Award Plan of the Company as such plan may be amended from time to time.

        2.30 "Plan" means this Cogent Communications Group, Inc. 2004 Incentive Award Plan, as it may be amended from time to time.

        2.31 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.32 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.33 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

        2.34 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.35 "Stock" means the Common Stock of the Company, par value $.001 per share, any shares stock into which the Common Stock may be converted and such other securities of the Company that may be substituted for Stock pursuant to Article 10.

        2.36 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.37 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

        2.38 "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 10 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) shares of Stock that have been authorized by the shareholders; and (ii) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan and which following the Effective Date are not issued under the Prior Plan. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in Section 3.1(a)(i), and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 10, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any twelve-month period shall not exceed 769,230 shares of Stock.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.

          (a)    General.    Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

          (b)    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)    Exercise Price.    All options granted to employees shall have a strike price not less than the market price of the company's common stock on the date of grant of the option.

          (b)    Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. Options that vest based on meeting performance targets shall not vest prior to the first anniversary of the grant.

          (c)    Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

          (d)    Evidence of Grant.    All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    Incentive Stock Options may be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

          (a)    Exercise Price.    The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value (which is to say the market price of the company's stock) on the date of grant.

          (b)    Expiration of Option.    An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

              (i)  Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

             (ii)  One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (c)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (d)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (e)    Transfer Restriction.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (f)    Expiration of Incentive Stock Options.    No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (g)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        5.3    Substitution of Stock Appreciation Rights.    The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

        5.4    Granting of Options to Independent Directors.    The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

          (a)   Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

          (b)   Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

          (c)   Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

        5.5    Re-pricing.    The exercise price of granted Options may not be reduced, i.e. underwater Options may not be re-priced. Granted Options may not be replaced with Restricted Stock. These prohibitions may only be waived by vote of the stockholders.

ARTICLE 6

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Restricted Stock, that does not vest on the basis of meeting performance targets shall not vest at a rate that would cause the following vesting schedule to be exceeded: no vesting prior to the first anniversary of the grant; no more than 1/3 vested on the first anniversary of the grant; no more than 2/3 vested on the second anniversary of the grant; and full vesting not occurring prior to the end of the third year.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

        6.5    Performance Based Awards.    The Committee shall determine and designate if any grants of Restricted Stock under this Article 6 made to Covered Employees are intended to be Qualified Performance-Based Compensation. If the Committee designates an Award of Restricted Stock as a Performance Based Award, the restrictions on such Award will lapse depending upon the satisfaction of Performance Goals which are established and later certified in accordance with the requirements of Code Section 162(m). Any such Performance Based Award may be subject to such additional limitations as the Committee determines is necessary to conform with the requirements as Qualified Performance-Based Compensation under Code Section 162(m). Restricted stock that vests based on meeting performance targets shall not vest prior to the first anniversary of the grant.

ARTICLE 7

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        7.2    Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

        7.3    Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

          (b)   An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

        7.4    Payment and Limitations on Exercise.

          (a)   Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

          (b)   To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

          (c)   Stock Appreciation Rights that vest based on meeting performance targets shall not vest prior to the first anniversary of the grant.

ARTICLE 8

OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

        8.7    Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        8.8    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion. Restricted Stock Units, Deferred Stock, Stock Payments and other awards that represent or substitute for stock, that do not vest on the basis of meeting performance targets, shall not vest at a rate that would cause the following vesting schedule to be exceeded: no vesting prior to the first anniversary of the grant; no more than 1/3 vested on the first anniversary of the grant; no more than 2/3 vested on the second anniversary of the grant; and full vesting not occurring prior to the end of the third year. Restricted Stock Units, Deferred Stock, Stock Payments and other awards that represent or substitute for stock that vest based on meeting performance targets shall not vest prior to the first anniversary of the grant.

        8.9    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.10    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

        8.11    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

        8.12    Performance Based Awards.    The Committee shall determine if any Awards granted under this Article 8 to Covered Employees are intended to be Qualified Performance-Based Compensation and shall designate such Awards as Performance Based Awards. If the Committee designates an Award as a Performance Based Award, the Committee will designate the Performance Goals, Performance Criteria and Performance Period applicable to such Award and later certified achievement of such Performance Goals in accordance with the requirements of Code Section 162(m). Any such Performance Based Award may be subject to such limitations as the Committee determines is necessary to conform with the requirements as Qualified Performance-Based Compensation under Code Section 162(m).

ARTICLE 9

PROVISIONS APPLICABLE TO AWARDS

        9.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        9.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. An Award may, in the discretion of the Committee grant to the Company certain rights, including rights of first refusal and call or repurchase rights on any shares of Stock issued under an Award. Additionally, an Award may require the Participant to consent to execute such other agreements regarding the shares of Stock issuable under such Award as requested by the Company, including but not limited to stockholders agreements and/ or lock-up agreements.

        9.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        9.4    Beneficiaries.    Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        9.5    Stock Certificates.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing, "blackout", or other restrictions with respect to the settlement or exercise of any Award and with respect to the sale of any security received as a result of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

        9.6    Other Conditions Pertaining to Vesting.    Vesting of restricted stock and options granted to employees shall not accelerate except in the following circumstances: death, disability, change of control of the company, and retirement. An award that provides for acceleration of vesting in the event of a change of control shall not provide for acceleration that would result in the employee receiving more than three times his or her annual compensation from acceleration of the award as a result of the change of control. Awards of restricted stock and options shall be measured against this standard using value of restricted stock and options and compensation at the time of the grant.

 ARTICLE 10

CHANGES IN CAPITAL STRUCTURE

        10.1    Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments as necessary to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 10.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (iii)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

        10.2    Acceleration Upon a Change in Control.    Notwithstanding Section 10.1, except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable, payable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 10.2, this Section 10.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

        10.3    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

        10.4    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 10, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        10.5    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 11

ADMINISTRATION

        11.1    Committee.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and

Participants subject to Section 16 of the Exchange Act and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 11.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

        11.2    Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        11.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        11.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        11.5    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 12

EFFECTIVE AND EXPIRATION DATE

        12.1    Effective Date.    The Plan is effective on the date it is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

        12.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the most recent date this Plan is approved by the stockholders. Any Awards that are outstanding as of the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13

AMENDMENT, MODIFICATION, AND TERMINATION

        13.1    Amendment, Modification, And Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), or (ii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 10, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

        13.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 14

GENERAL PROVISIONS

        14.1    No Rights to Awards.    No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

        14.2    No Stockholders Rights.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        14.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. No shares of Stock shall be delivered upon exercise of an option or a SAR or under Restricted Stock Units or Deferred Stock or restrictive legends removed from any Shares of Stock previously delivered under another Award unless and until the Participant satisfies all required applicable tax withholding obligations.

        14.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        14.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        14.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        14.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        14.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        14.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        14.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        14.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        14.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        14.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 17, 2014. THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS (FORM 10-K) ARE AVAILABLE AT: http://www.cogentco.com/en/about-cogent/investor-relations/reports 5799 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2014 AT 9:00 A.M. The undersigned holder of common stock, par value $0.001, of Cogent Communications Group, Inc. (the “Company”) hereby appoints Robert N. Beury and Ried Zulager, or either of them, as proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 17, 2014 at 9:00 a.m. local time, at the Company’s offices at 1015 31st Street, NW, Washington, D.C. 20007, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY COGENT COMMUNICATIONS GROUP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. With- For All For hold Except 1. PROPOSAL – Election of Directors Nominees: Dave Schaeffer, Steven D. Brooks, Timothy Weingarten, Richard T. Liebhaber, D. Blake Bath and Marc Montagner. 2. PROPOSAL – To ratify the appointment of Ernst & Young, LLP as the Company’s Independent registered public accountants for the fiscal year ending December 31, 2014. 3. PROPOSAL – To increase by 1.2 million shares the number of shares available for issuance under the Amended and Restated 2004 Incentive Award Plan. 4. PROPOSAL – Non-binding advisory vote to approve the compensation of the Company’s named executive officers; and 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name(s) in the space provided below.) FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement in which the proposals are fully explained. IMPORTANT ANNUAL MEETING INFORMATION THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS (FORM 10-K) ARE AVAILABLE AT: http://www.cogentco.com/en/about-cogent/investor-relations/reports The annual stockholder meeting will be held at 9:00 a.m. on April 17, 2014 at Cogent's offices at 1015 31st Street, NW, Washington, D.C. 20007. The matters to be covered are noted below: 1. Election of Directors; 2. Ratification of Appointment of Ernst & Young LLP as the Company’s Independent registered public accountants for the fiscal year ending December 31, 2014; 3. To increase by 1.2 million shares the number of shares available for issuance under the Amended and Restated 2004 Incentive Award Plan; 4. Non-binding advisory vote to approve the compensation of the Company’s named executive officers; 5. Other matters as may properly come before the meeting. The Board of Directors of Cogent recommends voting FOR Proposal 1 - Election of Directors, FOR Proposal 2 - Ratification of Appointment of Ernst & Young LLP as the Company’s Independent registered public accountants for the fiscal year ending December 31, 2014, FOR Proposal 3 – To increase by 1.2 million shares the number of shares available for issuance under the Amended and Restated 2004 Incentive Award Plan. 4 - Non-binding advisory vote to approve the compensation of Company’s named executive officers. You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company, Attention: Ried Zulager; by delivering a duly executed proxy bearing a later date to the Company; or by attending the Annual Meeting and voting in person. For Against Abstain Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. Mark here if you plan to attend the meeting. Mark here for address change and write the new address below. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ For Against Abstain For Against Abstain

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 17, 2014
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held at 9:00 a.m., April 17, 2014
PROXY STATEMENT
VOTING SECURITIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 APPROVAL OF AN INCREASE OF 1.2 MILLION SHARES IN THE NUMBER OF SHARES AVAILABLE UNDER THE AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN
Burn Rate
Equity Compensation Plan Information
PROPOSAL NO. 4 ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS AND COMMITTEES
Audit Committee Report
EXECUTIVE OFFICERS AND KEY EMPLOYEES
EXECUTIVE COMPENSATION
Summary Compensation Table
($ in thousands)
Grants of Plan-Based Awards in Fiscal 2013
(Dollars in thousands)
Outstanding Equity Awards at Fiscal Year End
(Dollars in thousands, except for share price)
Option Exercises and Stock Vested Value
(Dollars in thousands)
Employment Agreements and Other Potential Post-Employment Payments
(in thousands)
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
RISK ASSESSMENT IN COMPENSATION PROGRAMS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(in thousands)
STOCKHOLDER PROPOSALS
OTHER MATTERS
  APPENDIX A
COGENT COMMUNICATIONS GROUP, INC 2004 INCENTIVE AWARD PLAN (as amended through February 20, 2013)
ARTICLE 1 PURPOSE
ARTICLE 2 DEFINITIONS AND CONSTRUCTION
ARTICLE 3 SHARES SUBJECT TO THE PLAN
ARTICLE 4 ELIGIBILITY AND PARTICIPATION
ARTICLE 5 STOCK OPTIONS
ARTICLE 6 RESTRICTED STOCK AWARDS
ARTICLE 7 STOCK APPRECIATION RIGHTS
ARTICLE 8 OTHER TYPES OF AWARDS
ARTICLE 9 PROVISIONS APPLICABLE TO AWARDS
ARTICLE 10 CHANGES IN CAPITAL STRUCTURE
ARTICLE 11 ADMINISTRATION
ARTICLE 12 EFFECTIVE AND EXPIRATION DATE
ARTICLE 13 AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 14 GENERAL PROVISIONS